                                                                   EXHIBIT 10.15

                             CONTRIBUTION AGREEMENT

         THIS CONTRIBUTION AGREEMENT (this "Agreement") dated as of the 17th day of July, 2003, by and among First Potomac Realty Investment Limited
Partnership, a limited partnership organized under the laws of the State of Delaware (the "Operating Partnership") and the persons and entities named on
Schedule I hereto (the "Investors").

                                    RECITALS:

         WHEREAS, the Investors own membership interests in Rumsey/Snowden Holding LLC (the "Investee Entity"); and

         WHEREAS, the parties hereto have determined that it is in each of their respective best interests to consummate a transaction pursuant to which the Investors will contribute all of their membership interests in the Investee Entity to the Operating Partnership, which currently represents the largest holder of ownership interests in the Investee Entity, in exchange for Units (the "Contribution Transaction"); and

         WHEREAS, the parties hereto wish to provide herein the terms upon which the Contribution Transaction will be consummated.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and intending to be legally bound, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         1.01 DEFINED TERMS. Terms defined in the introductory paragraph of this Agreement and/or the foregoing recitals hereof have the meanings set forth therein. In addition, as used herein, the following terms have the following meanings:

         CLOSING: The closing of the transactions contemplated hereby, which shall take place as soon as possible, provided, however, that this Agreement shall terminate if Closing does not occur prior to October 31, 2003.

         CLOSING DATE:  The date on which the Closing occurs.

         COMPANY: First Potomac Realty Investment Trust, Inc., a Maryland corporation.

         GOVERNMENTAL AUTHORITY: Any municipal, county, state or federal government unit, or any subdivision, board, bureau, commission, department or body thereof, having jurisdiction from time to time over the Membership Interests or the management, operation, use or improvements thereto.

         MEMBERSHIP INTERESTS: All of the interests held by the Investors in the Investee Entity.

         OPERATING PARTNERSHIP AGREEMENT: The Amended and Restated Limited Partnership Agreement of the Operating Partnership, substantially in the form attached hereto as Exhibit A, as it may be further amended and restated.

         UNITS: Units of general or limited partnership interest in the Operating Partnership.

         1933 ACT: The Securities Act of 1933, as amended, or any successor statute.

                                   ARTICLE II
                            CONTRIBUTION TRANSACTION

         2.01 CONSENT; CONVEYANCE. At the Closing, the Investors will sell, assign, transfer and convey the Membership Interests to the Operating Partnership, and in consideration of such conveyance, the Operating Partnership will issue to the Investors an aggregate of Forty-Three Thousand Five Hundred (43,500) Units, allocated among the Investors in the numbers set forth opposite their names on. Schedule I, which Units will represent limited partnership interests in the Operating Partnership. The Investors hereby agree to execute, or cause to be executed on its behalf, as of the Closing, all documents deemed necessary or appropriate by the Operating Partnership to effect the conveyance of the Membership Interests to the Operating Partnership.

         2.02 TRANSACTION COSTS. The Operating Partnership will pay the transfer, filing and recordation costs and charges, if any, incident to the transfer of the Membership Interests, and the Operating Partnership's attorneys' fees and expenses. The Investors will pay their own attorneys' fees and expenses.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.01 AUTHORITY. The Investors hereby represent and warrant to the Operating Partnership, and the Operating Partnership hereby represents and warrants to the Investors, each party solely with respect to itself, that (a) such party has all necessary authority to execute, deliver and perform its obligations under this Agreement, and (b) such party has taken all necessary action to approve and adopt this Agreement and authorize its execution, delivery and performance. The Investors hereby represent and warrant to the Operating Partnership, and the Operating Partnership hereby represents and warrants to the Investors, each party solely with respect to itself, that this Agreement has been duly executed and delivered on behalf of such party and this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms except as such enforcement may be limited by bankruptcy, etc., or general principles of equity.

         3.02 CONFLICTS AND CONSENTS. The Investors hereby represent and warrant to the Operating Partnership that the execution, delivery and performance of this Agreement by such Investors does not and will not violate or result in a breach of any of the terms or provisions of, or constitute a default under, or conflict with, any agreement, indenture or other instrument to which the Investors are a party or by which any of their property is bound, or any judgment, decree, order, writ, award or injunction of any court, governmental body or arbitrator, or any law, rule or regulation applicable to the Investors.

         3.03 INVESTMENT INTENT; ACCREDITED INVESTOR. The Investors hereby represent and warrant to the Operating Partnership, each Investor solely as to him or herself, that (a) they and their agents and representatives have such knowledge and experience in financial and business matters as to enable them to utilize the information made available to them in connection with

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the transactions contemplated hereby, to evaluate the merits and risks of the transactions contemplated hereby and to make an informed decision with respect thereto, and such an evaluation and informed decision has been made; (b) all documents, books and records requested by them and pertaining to the transactions contemplated hereby have been made available to the Investors for inspection by them and their agents and representatives; (c) they and their agents and representatives have had a full opportunity to ask questions of and receive answers from persons acting on behalf of the Operating Partnership concerning its proposed business and prospects, and all such questions have been answered to the Investors' satisfaction; (d) the Investors are acquiring the Units hereunder for their own account for investment only and not with a view to making a distribution thereof within the meaning of the 1933 Act; (e) such Units will not be sold or transferred by such parties in violation of the securities laws of the United States or any state thereof or other jurisdiction; (f) the Investors are aware that such Units have not been registered under the 1933 Act or the securities laws of any state or other jurisdiction, and that such Units must be held indefinitely unless subsequently registered or an exemption from such registration is available; (g) the Investors will not be required to dissolve as a result of closing of the transactions contemplated hereby and have no present intention to dissolve following the transactions contemplated hereby;
(h) except for the Investor designated with an asterisk on Schedule I hereto, who makes no such representation, the Investors are "accredited investors," as such term is defined in Rule 50 1(a) of the Securities and Exchange Commission;
(i) the Investors are aware that they will not be readily able to liquidate their investment in such Units, and are in a position to bear the risk of a speculative, illiquid long-term investment; and (j) the Investors understand and agree that the certificate or certificates representing such Units, if any, will bear a legend substantially to the effect set forth below:

                  The securities represented by this certificate have not been registered under either the Securities Act of 1933 (the "Act") or applicable state or foreign securities laws (the "Other Acts") and shall not be sold or otherwise disposed of for value by the holder hereof except upon registration of such sale or disposition in accordance with the securities registration requirements of the Act and of any applicable Other Acts, or pursuant to an exemption from such registration requirements.

         3.04 MEMBERSHIP INTERESTS. With respect to the Membership Interests, the Investors hereby represent, warrant and covenant to the Operating
Partnership:

                  (a) The Membership Interests are owned, beneficially and of record, solely by the Investors, free and clear of all liens, pledges, claims, security interests or other encumbrances of any nature whatsoever. The Investors have the full power and legal right to contribute the Membership Interests to the Operating Partnership, and contribution and transfer of the Membership Interests to the Operating Partnership will vest good title to the Membership Interests in the Operating Partnership, free and clear of any lien, security interest, encumbrance or other adverse claim. No Investor has granted any other person or entity an option to purchase or a right of first refusal upon the Membership Interests. The Membership Interest conveyed hereby are all of the interests that the Investors own in the Investee Entity.

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                  (b)      The Investors have not received written notice, nor
do they have any actual knowledge of, the institution or threat of any litigation, proceeding or investigation relating to the Membership Interests, the Investors' title thereto or the transactions contemplate thereby, nor do the Investors have reasonable grounds to know of any basis for such litigation, proceedings or investigations.

                  (c) There exists no actual violation of any law, regulation, orders or requirements issued by any Governmental Authority, or action in any court on account thereof, against or affecting the Membership Interests.

                  (d) The Investors will not otherwise cause, permit or approve the entry into or incurring of any obligation, liability, contract or indebtedness which will be binding from and after the Closing Date except contracts in the ordinary course of the Investors' operations which are either terminable without penalty upon thirty (3) days' prior written notice, or are approved by the Operating Partnership, such approval not to be unreasonably withheld, conditioned or delayed. Except as otherwise permitted hereby, from the date hereof until the Closing Date, the Investors and the Investee Entity shall not take any action or fail to take any action the result of which would (i) have a material adverse effect on the Membership Interests or (ii) would cause any of the representations and warranties of the Investors contained in this Agreement to be untrue as of the Closing Date.

                  (e) The Investors have not made, and prior to Closing hereunder will not make, any commitments to any Governmental Authority, utility company, school board, church or other religious body, or to any other organization, group or individual, relating to the Membership Interests which would impose on the Investors or the Operating Partnership the obligation to make any contributions of money, dedication of land, or grants of easements or rights-of-way.

                  (f) The Investors have obtained from their own counsel advice regarding the tax consequences of (i) the transfer of the Membership Interests and the receipt of Units as consideration therefor, (ii) the admission as a partner of the Operating Partnership and (iii) any other transaction contemplated by this Agreement. Each Investor further represents and warrants that it has not relied on the Company or the Company's representatives or counsel for such tax advice.

         3.05 BANKRUPTCY. The Investors have not (i) filed or consented to any petition in bankruptcy (iii) suffered the appointment of a receiver in bankruptcy to take possession of all or substantially all of its assets, (iv) suffered the attachment or judicial seizure of all, or substantially all, of its assets, (v) admitted in writing the inability to pay its debts as the same are due, or ). (vi) made any offer of settlement, extension or composition to its creditors.

         3.06 MATERIALITY. All documents and other information provided by the Investors to the Operating Partnership pursuant to this Agreement are and shall be true and complete in all material respects. No representation, warranty or covenant by the Investors in this Agreement contains or will contain any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements therein not misleading.

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

                                   ARTICLE IV
                                    COVENANTS

         4.01 COMMERCIALLY REASONABLE EFFORTS AND COOPERATION. Each of the parties hereto hereby agrees that it will use its commercially reasonable efforts to cause the transactions contemplated hereby to be consummated and that it will cooperate with the other parties hereto in any reasonable manner necessary to facilitate consummation of the transactions contemplated hereby.

         4.02 FURTHER ASSURANCES. From and after the Closing, each of the parties hereto agrees to execute and deliver to the Operating Partnership such other instruments and documents and take such other actions and execute and deliver further assurances as the Operating Partnership reasonably may request in order more effectively to vest in and convey to the Operating Partnership all right, title and interest in and to the Membership Interests to be conveyed to the Operating Partnership pursuant to this Agreement.

         4.03 INDEMNIFICATION. The Investors hereby indemnify and agree to hold the Operating Partnership harmless from and against any claim, cost, loss, damage or expense (including without limitation, reasonable attorneys' fees and court costs) which may be suffered or incurred by the Operating Partnership arising by reason of or related in any way to the breach of any representation or warranty ). of the Investors under this Agreement. The Operating Partnership hereby indemnifies and agrees to hold the Investors harmless from and against any claim, cost, loss, damage or expense (including without limitation, reasonable attorneys' fees and court costs) which may be suffered or incurred by the Investors arising by reason of or related in any way to the breach of any representation or warranty of the Operating Partnership under this Agreement.

                                   ARTICLE V
                               CONDITIONS; CLOSING

         5.01 CONDITIONS TO ALL PARTIES' OBLIGATIONS. The obligations of each of the parties hereto to close hereunder are subject to satisfaction of the following conditions:

                  (a) The Operating Partnership Agreement shall be in full force and effect.

                  (b) The Company shall have completed an initial public offering of its common shares of beneficial interest.

         5.02 ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF THE OPERATING PARTNERSHIP. The obligations of the Operating Partnership to close hereunder are also subject to satisfaction of the following conditions:

                  (a) The Operating Partnership shall have received all approvals, consents and clearances under any laws, statutes, regulations, orders, agreements or other documents that it deems material to the ability of the parties to consummate the transactions contemplated hereby or to the business or financial condition of the Operating Partnership on or after consummation of such transactions.

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

                  (b) The representations and warranties made by the Investors in Article III of this Agreement shall be true and correct on the Closing Date as though all of such representations and warranties had been made on the Closing Date.

         5.03 CLOSING. The Closing shall be held at the offices of Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, Washington, D.C. 2004 at 3:00 p.m. on the Closing Date, which shall be the date on which all of the conditions to Closing shall have been satisfied. At the Closing, the parties shall execute and deliver all documents required to be executed and delivered by such parties as of the Closing. Promptly after the Closing, the Operating Partnership shall make all filings with governmental officials necessary or appropriate to effect the transactions contemplated hereby.

                                   ARTICLE VI
                                     NOTICE

         6.01 ADDRESS FOR NOTICE. Any notice required or permitted to be given pursuant to this Agreement shall be in writing and shall be personally delivered to the party for which intended, or sent by Federal Express or other recognized overnight air courier capable of giving receipt therefor, the date of personal delivery or of the air courier's delivery receipt, as the case may be, being deemed the date of such notice; provided, however, that any written communication containing such information actually received by a party shall constitute notice for all purposes of this Agreement. Facsimile transmission promptly confirmed by original communication delivered as herein specified shall be an acceptable means of notice. The parties hereby stipulate that their respective addresses for notice are as follows:

         As to the Operating Partnership:   First Potomac Realty Investment
                                            Limited Partnership
                                            7200 Wisconsin Avenue, Suite 310
                                            Bethesda, MD  20814
                                            Attention: Douglas J. Donnatelli

         As to the Investors:               See the addresses set forth on
                                            Schedule I

         Any party may change its address by providing the other parties with written notice of such change in accordance with this Article VI.

                                  ARTICLE VII
                        AMENDMENT, WAIVER AND TERMINATION

         7.01 AMENDMENT AND WAIVER. Any provision of this Agreement may be amended or modified in whole or in part, and performance under any provision of this Agreement may be waived in whole or in part, at any time, by an agreement or instrument in writing executed by the party or parties to be charged by such amendment, modification or waiver. The waiver by any party of a breach of any provision in this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder.

         7.02     TERMINATION. This Agreement will terminate upon the earlier of
(I) October 31, 2003 and (b) the mutual agreement of the parties hereto.

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                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.01 ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties hereto with respect to the transactions contemplated hereby. All prior negotiations and discussions by and among the parties hereto pertaining to the subject matter hereof which are not reflected in this Agreement are merged into this Agreement and have no further force and effect.

         8.02 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to conflict of laws principles thereof.

         8.03 BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         8.04 SURVIVAL. The representations, warranties and covenants set forth in this Agreement will survive Closing hereunder and shall not be merged in any instrument of conveyance.

         8.05 COUNTERPARTS AND EFFECTIVENESS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument. The execution of this Agreement by facsimile signature shall be sufficient for all purposes, and shall be binding upon any party who so executes.

         8.06 INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the context hereof so requires, the singular will include the plural, the male gender will include the female, and vice versa.

         8.07 SEVERABILITY. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

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

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the day and year first written above.

                                      OPERATING PARTNERSHIP:

                                      FIRST POTOMAC REALTY LIMITED
                                      PARTNERSHIP INVESTMENT

                                      By: First Potomac Realty Investment Trust,
                                          Inc., its General Partner

                                      By: ____________________________________
                                          Name: ______________________________
                                          Title: _____________________________

                                      INVESTORS:

                                      LOUIS T. DONATELLI

                                      _________________________________

                                      JAMES DAWSON

                                      _________________________________

                                      DOUGLAS J. DONATELLI

                                      _________________________________

                                      NICHOLAS R. SMITH

                                      _________________________________

                                      KYUNG RHEE

                                      _________________________________

                       (signatures continued on next page)

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

                    (signatures continued from previous page)

                                      BARRY BASS

                                      _________________________________

                                      THOMAS AND STEPHANIE CONAGHAN

                                      _________________________________

                                      _________________________________

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

                                   SCHEDULE I

                                                                  Number of
    Name and Address of Investor                             Units to be Issued
Louis T. Donatelli
__________________________________                                  7,500
__________________________________
__________________________________
James Dawson
__________________________________                                  2,000
__________________________________
__________________________________
Douglas J. Donatelli
__________________________________                                 15,000
__________________________________
__________________________________
Nicholas R. Smith
__________________________________                                  2,000
__________________________________
__________________________________
Kyung Rhee
__________________________________                                  5,000
__________________________________
__________________________________
Barry Bass
__________________________________                                 10,000
__________________________________
__________________________________
(*)Thomas and Stephanie Conaghan
__________________________________                                  2,000
__________________________________
__________________________________

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

                                    EXHIBIT A

               Amended and Restated Limited Partnership Agreement